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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ___________________

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 9, 1997


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 0-11303


                   CALIFORNIA                              95-3737816
          (State or other jurisdiction                  (I.R.S. Employer
                of incorporation)                     Identification No.)E


           11011 VIA FRONTERA
         SAN DIEGO, CALIFORNIA                               92127
(Address of principal executive offices)                  (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 451-3771

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

On July 9, 1997 the Company acquired the worldwide veterinary diagnostic business of Rhone Merieux S.A. pursuant to purchase agreements dated May 14, 1997. The consideration paid to Rhone Merieux was $10,659,000 in cash and plus 759,000 shares of newly issued, unregistered Synbiotics common stock valued at $3,178,000 (based upon the closing price of Synbiotics' Common Stock on July 9, 1997 which was $4.1875 per share). The shares issued by the Company include 230,000 shares which have been placed in escrow pending certain U.S. regulatory approvals and subsequent sales of related products. The 759,000 shares will be subject to certain registration rights as well as put and call provisions. Depending on performance of the combined business in the three years following the acquisition, Synbiotics may also pay up to $3,600,000 in contingent cash payments. The cash portion of the consideration was provided by a series of loans obtained from Banque Paribas.

Rhone Merieux and Synbiotics also entered into related agreements covering the supply of various products and services, collaborative research and development, licenses of Rhone Merieux patents, and the distribution of certain of the acquired products by Rhone Merieux. The collaborative research agreement gives Synbiotics a right of first refusal to acquire technology or products emanating from Rhone Merieux's future research efforts that have potential veterinary diagnostic applications.

In addition, the Company acquired Rhone Merieux's veterinary diagnostic research, manufacturing and European laboratory marketing organization based in Lyon, France. All of the assets acquired by Synbiotics were used and will continue to be used to operate the veterinary diagnostic business activities described above.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     a)   Financial statements of business acquired and pro forma financial
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          information
          -----------

          It is impractical at this time to file the financial statements of the acquired business and the pro forma financial information required by this item. The Company plans to file the required financial information on Form 8-K/A no later than September 22, 1997.

     b)   Exhibits
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          2.4   Asset Purchase Agreement between Rhone Merieux, Inc. and the
                Registrant, dated May 14, 1997.

          2.5 Stock Purchase Agreement between Rhone Merieux S.A., Institut De Selection Animale S.A., Rhone Merieux Diagnostics S.A.S. and the Registrant, dated May 14, 1997./(1)/

          10.64 Credit Agreement among the Registrant, the Banks Named Herein and Banque Paribas as Agent, dated as of July 9, 1997.

          _________________

          (1) Certain confidential portions of this exhibit have been omitted by means of blacking out the text (the "Mark"). This exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                      -1-
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SYNBIOTICS CORPORATION


Date:  July 24, 1997              /s/ Michael K. Green
                                  -----------------------------
                                  Michael K. Green
                                  Vice President of Finance and
                                  Chief Financial Officer

                                      -2-
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                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.


                                   EXHIBITS

                                      TO

                                   FORM 8-K

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                            SYNBIOTICS CORPORATION
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                                 EXHIBIT INDEX

Exhibit No.  Exhibit
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2.4          Asset Purchase Agreement between Rhone Merieux, Inc. and the
             Registrant, dated May 14, 1997.

2.5 Stock Purchase Agreement between Rhone Merieux S.A., Institut De Selection Animale S.A., Rhone Merieux Diagnostics S.A.S. and the Registrant, dated May 14, 1997./(1)/

10.64 Credit Agreement among the Registrant, the Banks Named Herein and Banque Paribas as Agent, dated as of July 9, 1997.

__________________

(1) Certain confidential portions of this exhibit have been omitted by means of blacking out the text (the "Mark"). This exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.